Exhibit 99.1 Associated Banc-Corp Investor Presentation 2018 FOURTH QUARTER

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “target,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

OUR FRANCHISE Third Quarter 2018 $33 billion of assets1 $23 billion of loans1 Over $3 billion of equity2 $25 billion of deposits1 YTD 3Q 2018 Average Loans by Business Segment 3 Corporate and − Largest bank headquartered in Wisconsin 52% Commercial Specialty Community, Consumer, − Approximately 4,700 employees, servicing over 46% and Business 1 million customer accounts in 8 states and over 2% Other 110 communities1 Affinity Programs Contact Center Recognition5 40% of active personal checking accounts are affinity related4 1As of September 30, 2018. 2Common equity as of September 30, 2018. 3Based on assets. 4Affinity debit cards as a percentage of active personal checking accounts, as of September 30, 2018. 2 5J.D. Power 2017 Certified Contact Center ProgramSM recognition is based on successful completion of an audit and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc.

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and nearly 30% of all U.S. manufacturing jobs[2]


U.S.
Manufacturing
Jobs
Midwest
~30%
All other
regions
~70%

Commercial and Business Lending
ASB Loan Composition by Industry


Manufacturing
& Wholesale
Trade
23%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[3] well below the national average:


2.5%
2.8%
3.0%
3.2%
3.5%
3.7%
4.0%
4.1%
4.6%
IA
MN
WI
MO
IN
U.S.
MI
IL
OH

Dark green bars denote ASB branch states

Select ASB Metro Market Unemployment Rates[4]

Madison, WI………………………	2.3%
Rochester, MN………………………	2.4%
Minneapolis – St. Paul, MN…….	2.4%
Wausau, WI………………………	2.7%
Appleton, WI………………………	2.8%

[1]U.S. Census Bureau, Annual Estimates of the Resident Population for the United States, Regions, States, and Puerto Rico: April 1, 2010 to July 1, 2017.
[2]U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, September 2018 (preliminary).
[3]U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, September 2018 (preliminary).
[4]U.S. Bureau of Labor Statistics, Civilian labor force and unemployment by metropolitan area, seasonally adjusted, August 2018.

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LOAN GROWTH TRENDS Average Quarterly Loans Average Loan Growth1 ($ in billions) 3Q14 – 3Q18 ($ in millions) $23.0 CAGR $20.9 $20.1 Power and utilities $74 $18.5 $7.9 5% General commercial $57 $17.1 Total $7.3 Commercial & $7.6 Oil and gas $40 business loans: $7.1 + $242 million (+3%) $6.7 REIT $37 $5.4 8% $5.0 Mortgage warehouse $34 $4.9 $4.3 $23 $4.0 Residential mortgage $(11) Home equity & other consumer $8.3 14% $6.3 $7.3 $4.9 $5.7 5% $(116) Real estate construction $(169) CRE - investor $1.5 $1.4 $1.4 $1.3 $1.3 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 Commercial & business Commercial real estate Residential mortgage Home equity & other consumer 1Growth from 2Q 2018 to 3Q 2018. 4

DEPOSIT GROWTH TRENDS Average Quarterly Deposits Quarter-end Loan to Deposit Ratio ($ in billions) 3Q14 – 3Q18 98% CAGR 96% 96% $24.7 94% 94% 95% $22.4 6% $21.4 92% $20.3 $5.3 $5.0 91% $17.9 $5.2 13% 90% $4.6 89% $5.0 1Q 2Q 3Q 4Q $4.2 $4.0 Historical Quarter-end Range 2014-2018 2018 $3.2 $4.2 $2.0 Historical Quarter-end Range 2014-2017 $3.1 $3.1 Low Cost Deposit Mix2 $7.5 Checking and Savings $9.5 $9.1 $7.7 $6.6 represent nearly 50% $1.9 $1.5 31% $1.3 $1.4 $1.4 $3.0 22% 20% $1.5 $1.6 $1.6 $2.2 8% 8% 12% 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 Time deposits Money market Interest-bearing demand Savings Network transaction dep1 Noninterest-bearing demand 1In periods prior to 3Q 2017, network transaction deposits are primarily in money market and interest-bearing demand categories. 5 2Percentages based on third quarter 2018 average balances.

NET INTEREST MARGIN WALKFORWARD AND OUTLOOK

Q2 to Q3 Net Interest Margin Walkforward

2Q 2018 Reported Net Interest Margin	3.02%
- Bank Mutual purchase loan related items	
Prepayments and other adjustments	-0.05%
Purchased loan accretion	-0.01%
- LIBOR - Fed Funds spread narrowing	-0.02%
- Funding and other net changes	~0.02%
3Q 2018 Reported Net Interest Margin	2.92%
FY 2018 NIM Outlook	~2.95%

NIM Outlook

- Poised to benefit from future Fed rate increases
- Accretion expected to moderate over time
- Bank Mutual prepayments generally expected to moderate in the longer term, but may be unpredictable near term
- Full year 2018 net interest margin expected to be approximately 2.95%

Net Interest Margin Detail



2.80%
0.02%
2.78%
2.83%
0.02%
2.82%
2.95%
0.04%
0.02%
0.06%
2.84%
YTD 3Q16
YTD 3Q17
YTD 3Q18
Net interest margin excluding purchased loan accretion, prepayments and interest recoveries
Scheduled acquisition related purchase loan accretion, net
Other prepayments and interest recoveries[1]
Unscheduled acquisition prepayments and other adjustments

[1]Includes recognition of fees and costs upon repayment or refinancing other than Bank Mutual related.

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GROWING AND DIVERSIFIED BUSINESS MODEL Robust Capital Markets, Trust and ($Noninterest IN MILLIONS Income) Investments Solutions2 ($ in millions) $26 $23 $95 $22 $19 $18 $88 $86 $80 $75 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 Strong Insurance Commissions Growth Driven by Acquisitions $74 $22 $19 $20 $64 $66 $66 $18 $54 $8 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 Fee-based revenue1 1A non-GAAP financial measure, fee-based revenue is the sum of insurance commissions and fees, service charges and deposit account fees, card-based and loan fees, trust and asset management fees, and brokerage commissions and fees. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 7 2Capital markets, trust and asset management fees, and brokerage commissions and fees.

OVERALL EXPENSE EFFICIENCY

AUTOMATION AND CONSOLIDATIONS ARE DRIVING BETTER EFFICIENCY OVER TIME

Efficiency Drivers	Enhanced Automation	Branch Consolidations	Operational Efficiencies

Noninterest Expense

($ in millions)



$213
$211
$204
$21
$7
$2
$192
$204
$202
1Q 2018
2Q 2018
3Q 2018
Acquisition related costs
All other noninterest expenses

Efficiency Ratio[1]



68%
66%
68%
66%
64%
66%
63%
YTD 3Q16
YTD 3Q17
YTD 3Q18
Federal Reserve
Fully tax-equivalent
Excluding acquisition related costs

Branches and FTEs



4,637
4,792
4,707
271
237
236
1Q 2018
2Q 2018
3Q 2018
Period-end Branches
Average FTEs

[1]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio and to the efficiency ratio excluding acquisition related costs.

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BANK MUTUAL EXPENSE DETAIL Integration Completed Operational wind down completed during the third quarter Expected Total Acquisition Related 1 Recorded Costs Announced Total Costs Costs ($ in millions) 1Q 2018 2Q 2018 3Q 3018 Change of control and severance $10 $7 $(1) $1 $7 Merger advisors and consultants $10 $4 $0 $1 $5 Facilities and other $10 $5 $2 $1 $8 Contract terminations and conversion costs $10 $5 $6 $0 $11 Asset losses (gains), net $0 $0 $1 $1 $2 Total $40 $21 $8 $3 $32 3Q 2018 noninterest expense $204 million 3Q acquisition related costs ($2 million) 4Q 2018 Expected Noninterest Expense 3Q non-acquisition severance costs ($1 million) 4Q expected run-rate expense savings ($3 million - $5 million) 4Q 2018 expected noninterest expense $196 million - $198 million 1May not sum to totals due to rounding. 9

EVOLVING DELIVERY MODEL Deposits by Digital & Remote Channels Increasing ATM Deposits Increasing 59% 47% September 2014 September 2018 September 2014 September 2018 Remote Deposit ATM Lockbox SnapDeposit Capture Non-branch Deposits / Total Deposits Increasing Recent and Planned Upgrades 76% Online banking platform 74% 73% 72% Completed 1Q 2018 Mobile banking platform 31% 27% Completed 1Q 2018 21% 14% Commercial deposit platform 3Q 2015 3Q 2016 3Q 2017 3Q 2018 Initial rollout 4Q 2018 Commercial1 Retail2 1Remote deposit capture and lockbox products introduced in July 2014 ÷ total commercial deposits. 10 2ATM and mobile deposits ÷ total retail deposits.

CAPITAL PRIORITIES 1 Funding Organic Growth 2 Paying a Competitive Dividend Quarterly Average Loans; ($ in billions) Full Year Declared Dividends 8% $23.0 14% $0.62 CAGR1 CAGR2 $20.9 $0.50 $20.1 $0.45 $18.5 $0.41 $0.37 $17.1 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 2014 2015 2016 2017 2018 3 Non-Organic Growth Opportunities 4 Share Repurchases Cumulative Common Share Repurchases3 ($ in millions) $619 $372 $409 Completed June 2018 Completed Feb. 2018 $352 $259 Completed March 2018 Completed Oct. 2017 2014 2015 2016 2017 YTD 2018 1Growth from 3Q 2014 to 3Q 2018. 2Growth from 2014 to 2018. 11 3Since January 1, 2014. YTD 2018 figure is through 10/31/18.

EXPANDING BOTTOM LINE Per Share Data Dividends Declared 1 2 $1.52 3 +37% +21% $0.17 $0.14 $0.14 $1.38 $1.11 YTD 3Q17 YTD 3Q18 4Q 2017 4Q 2018 Acquisition related costs GAAP earnings per share Total Shareholder Return4 Return on Average Common Equity As of October 19, 2018 14.1% 57% 12.2% 32% 8.2% 9.2% Three Years Five Years 3Q 2017 3Q 2018 5 1Earnings per share, excluding acquisition related costs is a non-GAAP financial measure. Refer to the appendix Return on average tangible common equity for a reconciliation of non-GAAP measures. 2Growth in earnings per share, excluding acquisition related costs from 3Q17 YTD to 3Q18 YTD. Return on average common equity 3Growth in declared dividends from 4Q 2017 to 4Q 2018. 12 4Source: Bloomberg Total Return Analysis with dividends reinvested. 5Return on average tangible common equity is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures.

APPENDIX

CREDIT QUALITY – QUARTERLY TRENDS ($ IN MILLIONS) Potential Problem Loans Nonaccrual Loans $282 $259 $40 $242 $236 $39 $211 $209 $209 $204 $34 $34 $177 $154 $92 $77 $69 $45 $40 $32 $220 $242 $208 $202 $159 $137 $119 $132 $140 $122 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 Oil and Gas All other Loans Oil and Gas All other Loans Net Charge Offs (Recoveries) Allowance for Loan Losses / Loans $12 5.2% $11 $11 4.5% $9 $8 2.9% $8 $4 $9 2.5% $11 1.3% 1.3% 1.4% $7 1.1% 1.1% 1.0% $5 $3 $3 $1 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 Oil and Gas All other Loans Oil and Gas1 All Loans 14 1Allowance for oil and gas loan losses ÷ oil and gas loans.

LOANS STRATIFICATION OUTSTANDINGS AS OF SEPTEMBER 30, 2018 C&BL by Geography Total Loans1 CRE by Geography $8.0 billion $5.3 billion Minnesota 6% Illinois Illinois 3 Illinois 24% 14% Minnesota 14% Texas 13% 10% Other Minnesota Wisconsin Midwest2 Wisconsin 11% Wisconsin 30% Other 28% 11% 33% Midwest2 Other 25% Midwest Other 13% 31% Other Other 12% 14% Texas 5% Texas 5% C&BL by Industry Oil and Gas Lending4 CRE by Property Type $8.0 billion $731 million $5.3 billion Power & Utilities South Texas Real Estate & Eagle East Texas 14% North Retail 13% Ford 21% 17% Louisiana Arkansas Manufacturing & 21% Office / Mixed Wholesale Trade Oil & Gas Multi-Family Use 23% 10% Permian 34% 20% 20% Rockies Finance & 15% Other Insurance 11% 11% Industrial 11% Bakken Marcellus 4% Utica Other Appalachia 1-4 Family Gulf Coast 6% 5% 2% Mid- Construction 1 Hotel / Motel Excludes $0.4 billion Other consumer portfolio. Other Continent 6% 2Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Gulf Shallow (Onshore (primarily 5% 3Principally reflects the oil and gas portfolio. 3% Lower 48) OK & KS) 15 5% 4Chart based on commitments of ~$1.0 billion. 8%

HIGH QUALITY SECURITIES ($ IN BILLIONS) Portfolio Detail as of September 30, 2018 Strategic Portfolio Average Balance and Yield Trends Amortized Fair Duration Investment Type Cost Value (Yrs) $7$8 $6.92 5.00% $7 GNMA CMBS $7 $5.97 $5.98 $6.02 $1.82 $1.75 2.88 $6$7 $5.62 $6 4.00% GNMA MBS & CMOs 2.63 2.53 4.34 $5$6 $5 Agency & Other MBS & CMOs $4$5 0.42 0.41 3.00 $4 $3$4 2.60% 2.48% 2.37% 2.44% 2.59% 3.00% Municipals 1.68 1.65 6.76 $3 $3 $2$3 FFELP ABS 0.30 0.30 0.17 $2 2.00% $1$2 1 $1 Other 0.01 0.01 1.76 $1 $0$1 Strategic Portfolio $6.85 $6.65 4.27 $- $0 1.00% 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 Membership Stock 0.22 0.22 Total Portfolio $7.07 $6.87 Average Balance Average Yield Strategic Portfolio Fair Value Composition Portfolio Risk Weighting Profile Municipals 0% Risk-Weighted GNMA MBS 25% (Primarily GNMA 4% 67% securities) GNMA Other MBS CMOs 34% 6% Other All other securities and CMOs <1% adjustments 33% GNMA (Primarily 20% CMBS 26% ABS 5% Risk-Weighted) Other <1% 3Q 2018 16 1Includes Corporate, Treasury, and all other.

NET INTEREST INCOME AND MARGIN - QUARTERLY TRENDS 4.98% ($ in millions) 4.02% 4.56% 3.73% $226 3.42% 3.41% $2 $219 3.46% 3.86% $1 3.45% $1 3.28% 3.15% 3.26% 3.13% $1 2.55% 2.61% 2.42% 2.29% 2.40% 1.26% 0.77% 0.29% 0.40% 0.41% 1.03% 0.63% 0.32% 0.19% 0.22% 3Q 2014 3Q 2015 3Q 2016 3Q 2017 3Q 2018 Commercial real estate Investments and other loans Net interest margin Commercial and business Total interest-bearing Bank Mutual prepayments and other adjustments lending loans liabilities Other prepayments and interest recoveries1 Total residential mortgage Total interest-bearing Bank Mutual acquisition related purchase loan accretion, net loans deposits Net interest income net of purchased loan accretion, prepayments and interest recoveries 17 1Includes recognition of fees and costs upon repayment or refinancing other than Bank Mutual related.

CRE TRENDS Total CRE Commitments and Outstanding CRE Unfunded Commitments Balances ($ in billions) ($ in billions) Total commitments have increased... ...but unfunded commitments have become a larger percentage of total commitments CRE average total outstanding balance CRE avg unfunded commitments / avg total commitments CRE average total commitments CRE avg unfunded commitments 18

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	YTD 3Q16	YTD 3Q17	YTD 3Q18
Federal Reserve efficiency ratio	67.51%	65.64%	67.50%
Fully tax-equivalent adjustment	(1.32)	(1.27)	(0.69)
Other intangible amortization	(0.20)	(0.18)	(0.64)
Fully tax-equivalent efficiency ratio	65.99%	64.19%	66.18%
Acquisition related costs adjustment	—%	—%	(3.33)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs	65.99%	64.19%	62.85%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Fee-based Revenue ($ millions)	3Q 2014	3Q 2015	3Q 2016	3Q 2017	3Q 2018
Insurance commissions and fees	$8	$18	$19	$20	$22
Service charges and deposit account fees	18	17	18	16	17
Card-based and loan fees	12	13	13	13	14
Trust and asset management fees	12	12	12	13	14
Brokerage commissions and fees	4	4	4	4	7
Fee-based revenue	$54	$64	$66	$66	$74
Other	20	16	29	20	14
Total noninterest income	$75	$80	$95	$86	$88

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RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Average Tangible Common Equity Reconciliation ($ in millions)	3Q 2017	3Q 2018
Average common equity	$3,025	$3,589
Average goodwill and other intangible assets, net	(986)	(1,246)
Average tangible common equity	2,039	2,343

Acquisition Related Costs ($ in millions, except per share data)	YTD 2018	YTD 2018 per share data[2]	3Q 2018	3Q 2018 per share data[2]	2Q 2018	2Q 2018 per share data[2]	1Q 2018	1Q 2018 per share data[2]
GAAP earnings	$238	$1.38	$84	$0.48	$87	$0.50	$67	$0.40
Change of control and severance	7		1		(1)		7	
Merger advisors and consultants	5		1		—		4	
Facilities and other	8		1		2		5	
Contract terminations and conversion costs	11		—		6		5	
Asset losses (gains), net	$2		$1		$1		$—	
Total acquisition related costs	$32		$3		$8		$21	
Less: Additional tax expense	$8		$1		$2		$5	
Earnings, excluding acquisition related costs[1]	$262	$1.52	$87	$0.49	$93	$0.53	$83	$0.50

[1]This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods.
[2] Earnings and per share data presented after tax.

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